Provisions (Tables)	6 Months Ended
Jun. 30, 2019
Provisions [abstract]
Provisions
13. Provisions
	As at	As at
	30.06.19	31.12.18
	£m	£m
Payment Protection Insurance redress	360	888
Other customer redress	385	444
Legal, competition and regulatory matters	227	414
Redundancy and restructuring	145	169
Undrawn contractually committed facilities and guarantees	297	271
Onerous contracts	46	139
Sundry provisions	320	327
Total	1,780	2,652

Assumption	Cumulative actual to 30.06.19	Future expected policy claims	Sensitivity analysis increase/decrease in provision
Customer initiated claims received and processed (thousands)[1]	2,600	134	50k = £120m
Average uphold rate per claim (%)[2]	89	87	1% = £3m
Average redress per valid claim (£)[3]	2,143	2,286	£100 = £12m

  Total mis-selling claims received by Barclays, including those received via CMCs but excluding those for which no PPI policy exists and excluding recent investigations and queries by the Official Receiver in respect of bankruptcy estates (the impact of which cannot be reliably estimated at this time) and responses to proactive mailing. The sensitivity analysis has been calculated to show the impact of a 50,000 increase or decrease in the number of customer initiated mis-selling policy claims would have on the provision level inclusive of operational processing costs.
  Average uphold rate per customer initiated mis-selling claims received by Barclays and proactive mailings, excluding those for which no PPI policy exists. The sensitivity analysis has been calculated to show the impact a 1% change in the average uphold rate per claim would have on the provision level.
  Average redress stated on a per policy basis for future customer initiated mis-selling complaints received by Barclays. The sensitivity analysis has been calculated to show the impact a £100 increase or decrease in the average redress per claim would have on the provision level.